document2

Exhibit 10.33 to Form 10-Q

               AMENDMENT NO. 6 AND CONSENT TO
                      CREDIT AGREEMENT


     THIS AMENDMENT NO. 6 AND CONSENT TO CREDIT AGREEMENT (the "Amendment") is entered into as of the 18th day of June, 1996, by and between PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement described bellow, on behalf of the Lenders, and BORDERS GROUP, INC., a Delaware corporation (the "Company"), on behalf of the Borrowers.

                         WITNESSETH:

     WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent have entered into that certain Credit Agreement dated as of March 28, 1995, (as heretofore amended, the "Agreement"; terms defined in the Agreement, as amended hereby, which are used herein shall have the same meanings as are set forth in the Agreement for such terms unless otherwise defined herein);

     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Agreement and consent to certain actions of the Borrowers, and the Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, pursuant to Section 12.01 of the Agreement, the Administrative Agent, with the written consent of the Required Lenders, may enter into certain prescribed amendments to the Agreement on behalf of the Lenders, and the Company may enter into amendments of the Agreement on behalf of the Borrowers;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders and the Borrowers hereby agree as follows:

     1.   Amendment to Agreement.  Subject to the
satisfaction of each of the conditions precedent set forth in Section 3 below, the Agreement is amended as follows:

          a.   The first paragraph of the Agreement is
hereby amended by deleting the words "Borders Group, Inc., a Delaware corporation (the "Company"), Borders, Inc., a Delaware corporation ("Borders"), Walden Book Company, Inc., a New York corporation ("Walden") and Planet Music, Inc., a North Carolina corporation ("Planet") and inserting in lieu thereof the following: "Borders Group, Inc. (the "Company"), Borders, Inc. ("Borders"), Walden Book Company, Inc. ("Walden") and Planet Music, Inc. ("Planet").

          b. Section 1.01 of the Agreement is amended by deleting the definitions of "Borders", "Planet" and "Walden" and inserting in lieu thereof the following in their proper alphabetical sequence:

"Borders" shall mean Borders, Inc., a corporation organized and existing under the laws of the State of Delaware, and is permitted successors and assigns.

"Planet" shall mean Planet Music, Inc., a corporation organized and existing under the laws of the State of North
Carolina, and its permitted successors and assigns.

"Walden" shall mean Walden Book Company, Inc., a corporation organized and existing under the laws of the State of New
York, and its permitted successors and assigns.

          c. Schedule 6.01(a) of the Agreement is hereby deleted and replaced by Schedule 6.01(a) attached hereto.

          d. Schedule 6.01(c) of the Agreement is hereby deleted and replaced by Schedule 6.01(c) attached hereto.

     2. Consent. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the Lenders and the Agents hereby consent as follows:

          a.   notwithstanding Sections 8.01(a), 8.01(m),
8.02(d), 8.02(f), 8.02(h), 8.02(i) and 8.02(n) of the
Agreement, (i) to the creation by either Borders or the Company of a wholly-owned subsidiary incorporated under the laws of the State of Colorado ("New Borders") and (ii) merger of Borders with and into New Borders, (iii) the incorporation by Walden or the Company of a wholly-owned subsidiary incorporated under the laws of the State of Colorado ("New Walden") and (iv) the merger of Walden with and into New Walden; and

          b. notwithstanding the provisions of Section 8.02(d) of the Agreement, the purchase by the Company from Kmart prior to June 21, 1996 of (i) a promissory note dated July 1, 1993, in the principal amount of $5,187,000 executed by Utica Borders Associates Limited Partnership, and payable to the order of United States Trust Company (the "Utica Note") and (ii) the purchase (for an amount not to exceed $7,100,000) of a participation interest in a promissory note, dated May 20, 1993, in the principal amount of $15,616,000 executed by Manchester Crossroads I Associates Limited Partnership and payable to the order of the United States Trust Company of New York (the "Manchester Note"); the Utica Note and the Manchester Note are referred to herein collectively as the "Put Notes"), provided, that no later than the day after the purchase by the Company of the Utica Note and the participation interest in the Manchester Note, the Company shall have received the original Utica Note from Kmart, duly endorsed in favor of the Company, and the original Manchester Note shall have been deposited with the Custodian (as defined in the Participation Agreement, dated as of June 18, 1996, among Kmart, the Company, Borders and certain other parties (the "Participation Agreement")).

     3.   Conditions of Effectiveness.   The amendments to
the Agreements contained in Section 1 and the consents contained in Section 2a. (such amendments and consents are referred to herein as the "Merger Amendments") shall become effective when and only when each of the conditions specified in clauses a. and b. (other than clause (7) thereof) below has been satisfied, and the consents contained in Section 2b. (such consents are referred to herein as the "Kmart Consents") shall become effective when and only when each of the conditions specified in clauses a. and b. (other than clauses (5), (6) and (9) thereof) below has been satisfied:

          a. no Event of Default or Potential Default shall have occurred and be continuing on the date hereof or on the date of the Merger Amendments or Kmart Consents, as the case may be, are effective and the representations and warranties made in the Agreement and in Section 4 hereof shall be true and correct on the date hereof and on the date the Merger Amendments or the Kmart Consents, as the case may be, are effective and the Borrowers shall have delivered to the Administrative Agent for the benefit of each Lender an officer's certificate to both such effects (and with respect to the Merger Amendments, executed by Borders and Walden so as to confirm the foregoing both before and after the mergers described in Section 2a. above);

          b. the Administrative Agent shall have received for the benefit of each Lender all of the following documents, each document being in form and substance satisfactory to the Administrative Agent:

          (1)  written Approval Memos from the Required
Banks;

          (2)  this Amendment, duly executed by the Company;

          (3)  the officer's certificate referenced in
clause a. above;

          (4) a consent to this Amendment executed by each of Borders Properties, Inc. and Waldenbooks Properties,
Inc., in the form of Exhibit A hereto;

          (5) copies of the Certificates of Incorporation, the By-Laws and Good Standing Certificates in respect of each of New Borders and New Walden from the Secretary of State of the State of Colorado.

          (6) copies of the Merger Agreement and related Articles and Certificates of Merger and such confirmation as may be deemed necessary by the Administrative Agent that such Articles and Certificates have been filed as necessary with the States of Colorado, New York and Delaware, an the mergers described in Section 2a. above are effective;

          (7) copies of the Utica Note, the Manchester Note, the Participation Agreement, the Settlement and Release Agreement, dated as of June 17, 1996, among Kmart, the Company and Borders, and the Conveyance Agreement, dated as of June 17, 1996, among Kmart, the Company and Borders;

          (8) such instruments, agreements, opinions of Thomas D. Carney, General Counsel of the Borrowers, and other items as the Administrative Agent may request; and

          (9)  such opinions of Holland & Hart, special
Colorado counsel to the Borrowers as the Administrative
Agent may request.

     4.   Representation and Warranties.     Each of the
Borrowers represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this Amendment and to perform its obligations hereunder;
(ii) the execution, delivery and performance of this Amendment have been duly authorized by it; (iii) this Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms; and (iv) the approval, execution, delivery and performance of the terms hereof and of the Agreement, as amended hereby, do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any Law applicable to it.

     5.   Reference to the Effect on the Agreement.

          a. Subject to satisfaction of the conditions precedent set forth in Section 3 hereof: (i) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby and (ii) each reference to the Agreement in all other Loan Documents shall mean and be a reference to the Agreement, as amended hereby.

          b. Except as specifically amended above, the Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          c. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement nor a waiver of any right, power or remedy of any Lender or Agent, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement or any other Loan Document.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

     9. Expenses. The Borrowers will upon demand pay to each of the Agents the amount of any and all expenses, including the reasonable fees and expenses of each Agent's attorneys (which attorneys may be an Agent's employees to the extent agreed to in advance by Borrowers) which any such Agent may incur in connection with the preparation, negotiation and enforcement of this Amendment and each of the agreements, instruments and other documents to be delivered to the Agents or the Lenders in connection herewith.

                 [Signature pages to follow]



                                             AMENDMENT NO. 6


     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent acting on behalf of the Lenders pursuant to Section 12.01 of the Agreement.


By:  \s\  Neal Shipley

Title:    Commercial Banking Officer

BORDERS GROUP, INC., acting on behalf of the Borrowers pursuant to Section 12.01 of the Agreement.

By:  \s\ Cedric J. Vanzura

Title:VP, Grp Plng & Resource Mgmt.



                           CONSENT


     Each of the undersigned, as a Guarantor under that certain Credit Agreement dated as of March 28, 1995, among PNC Bank, National Association, as Administrative Agent, Borders Group, Inc. (the "Company"), and each of the other Borrowers and Lenders a party thereto (as heretofore amended, the "Agreement"; terms defined in the Agreement, as amended by Amendment No. 6 and Consent referred to below, which are used herein shall have the meanings as are set forth in the Agreement for such terms unless otherwise defined herein), hereby (i) consents to Amendment No. 6 and Consent to Credit Agreement, dated as of June 18, 1996, between the Administrative Agent, on behalf of the Lenders, and the Company, on behalf of the Borrowers (the "Amendment"), and the amendments contained therein and (ii) confirms and agrees that, notwithstanding the Amendment and the effectiveness of the amendments contained therein, the Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, including, without limitation, each of the undersigned's obligations under Article IX thereof. Nothing herein is intended or shall be deemed to limit any Agent's or Lender's rights under the Agreement to take actions without the consent of the undersigned.

Dated as of June 18, 1996

Borders Properties, Inc.

By:\s\ Cedric J. Vanzura

Title:    Treasurer


Waldenbooks Properties, Inc.

By:\s\ Cedric J. Vanzura

Title:    Treasurer